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                                                                   Exhibit 10.23

                               ___________________

                            SPEIZMAN INDUSTRIES, INC.

                          2000 EQUITY COMPENSATION PLAN

                         155,000 SHARES OF COMMON STOCK
                               ___________________









                               ___________________

         This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.
                               __________________



              The date of this prospectus is September ____, 2001.

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                                TABLE OF CONTENTS

BACKGROUND INFORMATION ................................................................................................    1
What is a stock-based award? ..........................................................................................    1
How often will stock-based award grants be made? ......................................................................    1

ELIGIBILITY ...........................................................................................................    2
Who is eligible to receive a stock-based award? .......................................................................    2
How will know if I have been granted a stock-based award under the Plan? ..............................................    2
What happens if I lose my Award Agreement? ............................................................................    2

VESTING OF STOCK-BASED AWARDS .........................................................................................    2
What does it mean when my award becomes "vested"? .....................................................................    2
What happens to my stock-based award if my employment status changes
  (for example, I become a part-time employee)? .......................................................................    3

EXERCISE OF CERTAIN STOCK-BASED AWARDS ................................................................................    3
What does it mean to "exercise" my vested option or SAR? ..............................................................    3
What is an "exercise period"? .........................................................................................    3
Does termination of my employment with Speizman affect my ability to exercise my option or SAR? .......................    3

STOCK PURCHASES, INCLUDING EXERCISE OF STOCK OPTIONS ..................................................................    4
How do I purchase Speizman stock under my stock-based award? ..........................................................    4
What is the exercise price? ...........................................................................................    4
What happens if I exercise my option or SAR when the market price is lower than
  the exercise price? .................................................................................................    4
When may I exercise my vested option or SAR? ..........................................................................    4
What procedures do I need to follow to exercise my vested option or SAR? ..............................................    5
Are there rules regarding the number of shares I may purchase when I exercise
  my vested option or SAR? ............................................................................................    5

STOCK RESTRICTIONS ....................................................................................................    5
What can I do with the shares of stock I obtain pursuant to my stock-based award? .....................................    5
What happens if I decide to keep my shares of stock? ..................................................................    6

PAYING TAXES ..........................................................................................................    6
When am I taxed on my stock award? ....................................................................................    6
When am I taxed on my option or SAR? ..................................................................................    7
How will Speizman report taxable income? ..............................................................................    8
What does "fair market value" mean? ...................................................................................    9
What are Speizman's withholding obligations in connection with a stock-based award? ...................................    9
What are my payment choices for tax withholding? ......................................................................    9
What is my option worth when I exercise it? ...........................................................................    9
What are the tax consequences if I sell my purchased shares? ..........................................................   10
What if I have terminated employment when I exercise my option or SAR? ................................................   10
What are the federal tax consequences to Speizman of a stock-based award? .............................................   10

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
STOCKHOLDER RIGHTS ....................................................................................   11
When do I receive stockholder rights on my stock-based award shares? ..................................   11
When do I receive dividends on my options shares? .....................................................   11
What happens if there is a change in Speizman's stock, such as a stock split?? ........................   11
Is my stock-based award assignable or transferable? ...................................................   11
Does receiving a stock-based award from Speizman affect the terms of my employment? ...................   12

PLAN ADMINISTRATION AND GENERAL PLAN PROVISIONS .......................................................   12
Under what plan was my stock-based award granted? .....................................................   12
Who administers the equity compensation plan? .........................................................   12
What is the total number of shares of Speizman's common stock reserved for
  grants under the plan? ..............................................................................   12
Are the shares registered? ............................................................................   12
Can the plan be amended or terminated? ................................................................   13
How can I receive information on the status of my stock-based award
  or obtain a copy of the plan? .......................................................................   13
How can I get more information about Speizman's common stock? .........................................   13
Is the Plan subject to ERISA? .........................................................................   13

OTHER INFORMATION ABOUT SPEIZMAN ......................................................................   14
What else should I know? ..............................................................................   14

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

                             BACKGROUND INFORMATION

What is a stock-based award?       Stock-based awards are awards made by
                                   Speizman Industries, Inc. ("Speizman") that are either made up of or based upon the performance of Speizman common stock. Such awards include, but are not limited to, Speizman stock (including restricted stock), options on Speizman stock, stock appreciation rights and performance shares.

                                   Restricted stock awards are shares of stock that are subject to certain restrictions, such as an obligation to return the stock to Speizman if you terminate employment within a specified period. The economic value of a restricted stock award is the value of the stock at the time the restrictions lapse less the amount, if any, that you paid for the stock.

                                   A stock option gives you the opportunity to buy a specified number of shares of Speizman common stock (known as "exercising" the option) from Speizman at a fixed price per share (known as the "exercise price") during a specific time period (known as the "exercise period") - no matter what the market price of the stock is when you exercise the option. The economic value of a stock option is the appreciation, or increase, if any, in the value of the stock over the exercise price. You have the chance to benefit from this increased value when you exercise your option. A stock option will take the form of either an incentive stock option or a nonqualified stock option.

                                   Under a stock appreciation right ("SAR"), you become entitled to a payment of an amount equal to the increase in value of Speizman stock over a specified period of time. This payment may be made in either cash or shares of stock. The economic value of an SAR is the appreciation, or increase, if any, in the value of the stock over the specified period.

                                   Performance share awards are generally earned based upon the achievement of specified performance objectives over certain periods. Generally these awards may be settled in cash or in shares of stock. The economic value of such an award is the value of the shares of stock at the time of settlement.

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How often will stock-based award   Stock-based awards will be made from time to
grants be made?                    time at the sole discretion of the
                                   Compensation Committee of the Board of
                                   Directors of Speizman (the "Compensation
                                   Committee"). Nothing in this document should be interpreted as giving any person the right to receive a stock-based award. Your receipt of one stock-based award does not guarantee that you will receive additional stock-based awards in the future.

                                   ELIGIBILITY

Who is eligible to receive a       Employees of Speizman or its related
stock-based award?                 companies, members of the Board of Directors
                                   of Speizman (the "Board of Directors") and consultants and independent contractors who provide services to Speizman or its related companies, as determined by the Compensation
                                   Committee in its discretion, are eligible to receive stock-based awards under the Speizman
                                   Industries, Inc. 2000 Equity Compensation
                                   Plan (the "Plan").

How will know if I have been       If Speizman grants you a stock-based award
granted a stock-based award        under the Plan, Speizman will give you a
under the Plan?                    written agreement evidencing the award (an
                                   "Award Agreement"). The Award Agreement will set out important details about the award, including the grant date and any vesting schedule. For stock awards (including restricted stock), the Award Agreement will also set out any purchase price for the stock. For stock options and SARs, the Award
                                   Agreement will also set out the term of the award. For stock options, the Award Agreement will also set out the exercise price.

What happens if I lose my Award    An Award Agreement is not a stock certificate
Agreement?                         or a negotiable security - it is simply an
                                   agreement evidencing a stock-based award under the Plan. A copy of the Award Agreement for your stock-based award will be retained in Speizman records. For stock options and SARs, you will not need to produce your Award
                                   Agreement to exercise your option or SAR.
                                   However, you should retain a copy of your Award Agreement for your own records.

                                   VESTING OF
                               STOCK-BASED AWARDS

What does it mean when my award    Your right to keep a stock award or your
becomes "vested"?                  right to exercise a stock option or SAR
                                   generally will be earned ("vest") over a period of time. Generally, this period of time is a period of continued employment (or other service) with Speizman or its related companies. Generally, your stock-based award will vest in installments over this period of time, conditioned on your continued employment (or other service) with Speizman or its related companies. However, different rules may apply to specific awards. The vesting schedule for your award is specified in the Award Agreement for the award.

What happens to my stock-based     Nothing. So long as you continuously remain
award if employment status         an employee of Speizman or its related
changes (for example, I become     companies, your stock-based award will not be
a part-time employee               impacted by any such change in the nature of
                                   your employment.

                               EXERCISE OF CERTAIN
                               STOCK-BASED AWARDS

What does it mean to "exercise"    "Exercising" your vested option means that
my vested option or SAR?           you have decided to purchase all or a portion
                                   of the shares available under the vested option at the exercise price. "Exercising" your vested SAR means that you have decided to receive payment of the difference between the value of the stock at exercise and the value of the stock at grant. In both cases, you must notify Speizman of your decision.

What is an "exercise period"?      With respect to option and SAR awards, once
                                   such award is vested, generally you may
                                   exercise the option or SAR during a specified period of time. For an option, this means you will be able to purchase the Speizman common stock from Speizman at the exercise price established in your Award Agreement, regardless of the market price of the shares at the time of exercise. The exercise period for your option or SAR is set out in the Award Agreement for your option or SAR.

Does termination of         its related companies, in most cases you will have a
my employment with          short period of time following termination in which
Speizman Yes. If,           to exercise the vested portion of your option or
for any reason, you         SAR. In general, you will incur a termination of
cease to be employed        employment with Speizman if you discontinue all
by Speizman or              forms of a service relationship with Speizman and
affect my ability to        its related companies. However, the determination of
exercise my option          whether a termination of employment has occurred
or SAR?                     will be made by the Compensation Committee in its
                            discretion. Any unvested portion of your option or SAR will expire automatically on your employment termination date. In no event may you exercise your option or SAR beyond the term stated in your Award
                            Agreement. The specific rules applicable to your option or SAR will be set out in your Award
                            Agreement.

                                STOCK PURCHASES,
                       INCLUDING EXERCISE OF STOCK OPTIONS

How do I purchase           Some awards will not require you to expend money to
Speizman stock              obtain your award. However, certain awards,
under my                    particularly stock options, will require you to pay
stock-based award?          for your stock. The amount you pay at exercise of a
                            stock option is the "exercise price."

What is the exercise        The exercise price for a stock option is the price
price?                      per share that you must pay if you decide to
                            exercise your option. The exercise price for your stock option is set at the time of grant and is specified in your Award Agreement. The per share exercise price for an incentive stock option generally can not be less than the fair market value of a share of Speizman's common stock on the option grant date. (See "Paying Taxes" for an explanation of "fair market value"). However, the per share exercise price for an incentive stock option granted to a holder of 10% or more of Speizman's common stock can not be less than 110% of the fair market value of Speizman's stock on the option grant date.

What happens if I           When the market price is lower than the exercise
exercise my option          price, it would market price is lower than the
when the market price       exercise price? cost you more to exercise your
is lower than the           option than to purchase the shares on the open
exercise price?             market. As a result, presumably you would not choose
                            to exercise your option in such circumstance.

When may I exercise my vested option or SAR?      You may exercise your vested
                                                  option or SAR once you have
                                                  entered the exercise period
                                                  specified in your Award
                                                  Agreement. (See "Exercise of
                                                  Certain Stock-Based Awards"
                                                  for details). If you terminate
                                                  employment with Speizman at
                                                  any time during the exercise
                                                  period, your opportunity to
                                                  exercise the option or SAR may
                                                  expire earlier.

What procedures do I need to follow to            Once the exercise period in
exercise vested option or SAR?                    your Award Agreement begins,
                                                  you will  need to take the
                                                  following steps to exercise
                                                  your vested option or SAR:

                                                  .    Sign an
                                                       election/agreement form,
                                                       which states your
                                                       agreement to be bound by
                                                       the terms of your Award
                                                       Agreement and the Plan,
                                                       and deliver the signed
                                                       form to Speizman. Once
                                                       you deliver an executed
                                                       election/agreement form,
                                                       ------------------
                                                       you have made an
                                                       irrevocable election -
                                                       this means you may not
                                                       change your mind about
                                                       exercising your option or
                                                       SAR.

                                                  .    Provide any proof
                                                       requested regarding your
                                                       right to exercise your
                                                       option or SAR (this
                                                       generally applies to
                                                       beneficiaries in the
                                                       event of your disability
                                                       or death).

                                                  .    For an option, pay the
                                                       total exercise price for
                                                       the shares of stock in
                                                       cash or by good check,
                                                       or, if allowed under your
                                                       Award Agreement, arrange
                                                       for authorization of a
                                                       third party, such as a
                                                       stockbroker, to sell a
                                                       portion of the shares
                                                       acquired upon exercise of
                                                       the option and remit to
                                                       Speizman a sufficient
                                                       portion of the sale
                                                       proceeds to pay the full
                                                       option price.

                                                  .    Arrange with Speizman for
                                                       payment of any required
                                                       withholding taxes (See
                                                       "Paying Taxes" for
                                                       details).

                                                  .     Provide other documents
                                                        that Speizman considers
                                                        necessary.

                               STOCK RESTRICTIONS

What can I do with the shares of stock            You may keep the shares of
 I obtain pursuant to my stock-based award?       stock or sell them at any
                                                  time, unless your shares are
                                                  subject to a specific
                                                  restriction or you are
                                                  considered an "affiliate" of
                                                  Speizman. (For additional
                                                  information about "affiliates"
                                                  of Speizman, see "Plan
                                                  Administration and General
                                                  Plan Provisions").

What happens if I decide to keep my shares of     Stock will be issued in your
stock?                                            name as soon as reasonably
                                                  possible after you become
                                                  eligible to receive your
                                                  stock. For restricted stock,
                                                  your shares may be retained by
                                                  Speizman until the
                                                  restrictions no longer apply,
                                                  or they may be issued to you
                                                  with a legend describing the
                                                  restrictions. For a stock
                                                  option, issuance of stock will
                                                  not occur until you exercise
                                                  your option and purchase the
                                                  stock.

                                  PAYING TAXES

This section discusses federal income tax treatment connected with stock-based awards, based on current federal tax laws applicable to U.S. citizens or residents of the United States. If federal tax laws change in the future, the following may change and no longer apply. State and local tax provisions vary and are not covered in this summary. In any event, you should consult your tax advisor about your particular transactions, especially if you may be covered by other tax rules.

When am I taxed on a stock award?                 Generally, you are not taxed
                                                  on your stock award until you
                                                  receive the financial benefits
                                                  of your award (such as upon
                                                  receipt of Speizman stock) and
                                                  such benefits are not subject
                                                  to a substantial risk of
                                                  forfeiture.

                                                  For outright stock awards, you
                                                  are generally taxed at the
                                                  time you receive your stock.

                                                  If you receive restricted
                                                  stock, you are generally taxed
                                                  at the time the restrictions
                                                  lapse. For example, Speizman
                                                  may grant you shares of stock
                                                  subject to the condition that
                                                  if you leave employment with
                                                  Speizman within a specified
                                                  time you must return without
                                                  payment (forfeit) the stock to
                                                  Speizman. In such case, you
                                                  generally will not be taxed
                                                  until you are no longer
                                                  obligated to return the stock
                                                  to Speizman. The value of
                                                  Speizman stock on the day the
                                                  restriction lapses will be
                                                  taxed to you as ordinary
                                                  income and will be subject to
                                                  payroll tax and tax
                                                  withholding.

                                                  With restricted stock, you are
                                                  allowed to elect to be taxed
                                                  on the value of the stock at
                                                  the time you receive your
                                                  restricted stock award rather
                                                  than at the time the
                                                  forfeiture restriction lapses.
                                                  An advantage of such an
                                                  election is that by being
                                                  taxed on the value of the
                                                  stock as ordinary income at
                                                  the time of grant, any future

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                                                  appreciation is taxed as
                                                  capital gain. A disadvantage
                                                  is that if the value of the
                                                  stock declines after such an
                                                  election, there are
                                                  limitations on your ability to
                                                  take a tax deduction for the
                                                  capital loss. You should
                                                  consult a tax advisor in
                                                  deciding whether to make such
                                                  an election with respect to a
                                                  restricted stock award.

When am I taxed on my option or SAR?              The tax treatment for an
                                                  option award depends on
                                                  whether it is a nonqualified
                                                  stock option or an incentive
                                                  stock option. SARs are taxed
                                                  similar to nonqualified stock
                                                  options.

                                                  For either type of option or
                                                  for an SAR, you are not taxed
                                                  on your option or SAR when it
                                                  is granted.

                                                  For a nonqualified stock
                                                  option or SAR that is settled
                                                  in stock, you will realize
                                                  taxable income when you
                                                  exercise your option or SAR.
                                                  The amount of income will be
                                                  equal to the difference
                                                  between the fair market value
                                                  of the stock on the exercise
                                                  date less (for a stock option)
                                                  your exercise price for the
                                                  stock. The amount of tax you
                                                  pay, plus your exercise price,
                                                  will become your tax "basis"
                                                  in the stock. When you sell
                                                  the stock, you will have
                                                  capital gain or loss in an
                                                  amount equal to the difference
                                                  between what you receive for
                                                  the stock and your tax basis.

                                                  For example, assume the
                                                  exercise price on your
                                                  nonqualified stock option is
                                                  $2.00 per share. Also assume
                                                  that the fair market value of
                                                  Speizman's common stock on the
                                                  date you exercise your option
                                                  is $3.00 per share. Assume you
                                                  exercise the option to
                                                  purchase 100 shares of
                                                  Speizman common stock. Your
                                                  income at the time of exercise
                                                  would be determined as
                                                  follows:

                                                       $3.00 - $2.00 = $1.00 per
                                                       share

                                                  This amount multiplied by the
                                                  100 shares purchased would be:

                                                       $1.00 x 100 = $100.00 of
                                                       ordinary income

                                                  This $100.00 plus your $200.00
                                                  exercise price would be your
                                                  tax basis in those shares.

                                                  For an SAR that is settled in
                                                  cash, the amount of the
                                                  payment will be taxed to you
                                                  as ordinary income.

                                                  For an incentive stock option,
                                                  generally you will not realize
                                                  taxable income when you
                                                  exercise your option and
                                                  purchase the stock. However,
                                                  the difference between the
                                                  fair market value of the stock
                                                  on the exercise date and your
                                                  exercise price will be a
                                                  preference item for
                                                  alternative minimum tax
                                                  purposes. You should consult a
                                                  tax advisor about the
                                                  potential treatment of your
                                                  options under the alternative
                                                  minimum tax.

                                                  Your exercise price for the
                                                  stock will become your basis
                                                  in the stock. When you sell
                                                  the stock, you will have
                                                  capital gain or loss in an
                                                  amount equal to the difference
                                                  between what you receive for
                                                  the stock and your tax basis,
                                                  provided that you have held
                                                  the stock for a certain period
                                                  of time before you sell it.
                                                  This period is two years from
                                                  the date the option was
                                                  granted to you and one year
                                                  from the date you exercise the
                                                  option. If you do not satisfy
                                                  this holding period, your
                                                  income on the date of sale
                                                  will be ordinary income rather
                                                  than capital gain.

How will Speizman report taxable income?          Generally, Speizman will
                                                  report amounts that are taxed
                                                  as ordinary income pursuant to
                                                  a stock-based award.

                                                  For outright stock awards, the
                                                  value of Speizman stock as of
                                                  the date of the award, less
                                                  any purchase price you paid,
                                                  will be reported as ordinary
                                                  income to you.

                                                  For restricted stock, the
                                                  value of Speizman stock on the
                                                  date restrictions lapse, less
                                                  any purchase price you paid,
                                                  will be reported as ordinary
                                                  income to you. However, if you
                                                  elect to be taxed upon grant,
                                                  the value of Speizman stock on
                                                  the date of grant, less any
                                                  purchase price you paid, will
                                                  be reported as ordinary income
                                                  to you.

                                                  For nonqualified stock options
                                                  and SARs, the difference
                                                  between the value of Speizman
                                                  stock on of the date of
                                                  exercise, less the exercise
                                                  price (for stock options),
                                                  will be reported as ordinary
                                                  income to you.

                                                  Speizman will report this
                                                  ordinary income to you on Form
                                                  W-2 if you are an employee or
                                                  on Form 1099 if you are
                                                  another type of service
                                                  provider. In addition,
                                                  Speizman must satisfy tax
                                                  withholding obligations in
                                                  connection with this income if
                                                  you are a current or former
                                                  employee.

                                                  When you file your tax return,
                                                  you will need to determine
                                                  your actual tax liability
                                                  based on your personal tax
                                                  situation.

What does "fair market value" mean?               "Fair market value" is
                                                  generally the closing sale
                                                  price per share of Speizman's
                                                  common stock reported on the
                                                  NASDAQ SmallCap Market
                                                 (NASDAQ) on the date in
                                                  ------
                                                  question. If Speizman common
                                                  stock is not traded on the
                                                  NASDAQ on the date in
                                                  question, the fair market
                                                  value is determined on the
                                                  next preceding date for which
                                                  Company common stock was
                                                  traded on the NASDAQ.

What are Speizman's withholding                   When you have amounts that are
obligations in connection with a                  to be taxed as ordinary
stock-based award?                                income, such as upon exercise
                                                  of a nonqualified option,
                                                  required amounts on your
                                                  resulting income will be
                                                  withheld for federal, state,
                                                  local and other applicable
                                                  income taxes, and any
                                                  applicable Social Security,
                                                  state disability insurance or
                                                  other employment tax, as
                                                  determined by Speizman. All of
                                                  these amounts will be reported
                                                  to the appropriate government
                                                  agencies and on your W-2 form
                                                  for the year in which you must
                                                  recognize ordinary income.
                                                  Withholding applies only if
                                                  you are a current or former
                                                  employee of Speizman or its
                                                  related companies.

What are my payment choices for tax withholding?  Generally, Speizman will satisfy its withholding
                                                  obligations through the cash
                                                  compensation it otherwise pays
                                                  you as an employee. However,
                                                  depending on the amount of the
                                                  withholding obligation and
                                                  other circumstances, it may be
                                                  necessary to satisfy the
                                                  withholding obligation in
                                                  another manner. In this case,
                                                  Speizman will work with you to
                                                  arrive at an acceptable
                                                  solution. Satisfaction of the
                                                  withholding obligation is a
                                                  condition to your ability to
                                                  exercise your option.

What is my option worth when I exercise it?       That depends on the fair
                                                  market value of the stock on
                                                  the date you exercise your
                                                  option. Here are two examples.
                                                  One assumes that you decide to
                                                  exercise your option on a day
                                                  when the fair market value of
                                                  Speizman's common stock is
                                                  $2.00 per share and an
                                                  exercise price of $1.00; the
                                                  other assumes a fair market
                                                  value of $5.00 per share and
                                                  an exercise price of $2.00.
                                                  Both examples assume a tax
                                                  withholding rate of 41.65%,
                                                  and do not reflect any
                                                  transaction fees that may be
                                                  incurred.

                                                    If the exercise price was           If the exercise price was
                                                    $1.00  per share and the fair       $2.00 per share and the
                                                    market value of Speizman's          fair market value of
                                                    Common Stock is $2.00 per           Speizman's Common Stock is
                                                    share...                            $5.00 per share...

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
The total value of 100 shares is...                 $  2.00 share x 100 shares =        $5.00 share x 100 shares =
                                                    $200.00                             $500.00

The per share value of the option is
(difference between fair market value and
exercise price)...                                  $  2.00 - $1.00 = $1.00             $5.00 - $2.00 = $3.00

Per 100 shares...                                   $  1.00 x 100 = $100.00             $3.00 x 100 = $300.00


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If you want to exercise your option, you must       $100.00       100 shares x          $200.00     100 shares x
pay this amount...                                                $1.00 (the purchase               $2.00 (the
                                                                  price/share)                      exercise
                                                                                                    price/share)

                                                                                       +$124.95     Estimated tax
                                                   +$ 41.65       Estimated tax                     withholding based
                                                                  withholding based                 on $300.00
                                                                  on $100.00
                                                   ________                            ________
                                                    $141.65                             $324.95


What are the tax consequences if I  When you sell your shares of stock, you
sell my purchased shares?           usually will have a capital gain or loss,
                                    depending on the difference between the sale price and your tax basis in the shares. The capital gain or loss is considered "long term" or "short term," depending on how long it's been since you acquired the shares, and is taxed accordingly.

What if I have terminated           It does not matter whether you have
employment when I exercise my       terminated employment when you exercise
option or SAR?                      your option or SAR - the tax consequences
                                    are the same as just described.

What are the federal tax            Speizman is entitled to a federal tax
consequences to Speizman of a       deduction equal to the amount that you and
stock-based award?                  other eligible employees realize as income,
                                    as reported on your W-2 form. Speizman
                                    receives no such deduction upon the exercise of incentive stock options, unless the option holder has not met the holding period at the time of sale.

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

                               STOCKHOLDER RIGHTS

When do I receive stockholder rights   For stock awards (including awards of
on my stock-based award shares?        restricted stock), you will generally
                                       have the same rights as other
                                       stockholders, such as voting rights or
                                       the right to receive dividends.

                                       With respect to other stock-based awards, you generally do not have any rights as a stockholder until you actually own Speizman stock pursuant to the awards. For example, while you hold an option, you do not have any rights as a stockholder, but once you exercise your option and shares are issued in your name, you will have rights just as Speizman's other stockholders do, as long as you continue to own the shares.

When do I receive dividends on my      You will not receive dividends until you
option shares?                         exercise your option and purchase the
                                       stock. Once you exercise your option, you will receive dividends, if any, but only if you continue to own the shares and own them on the date dividends are declared.
                                       Dividends are reported as income on Form
                                       1099.

What happens if there is a change in   If there is an adjustment in the
Speizman's stock, such as a stock      outstanding shares of common stock, a
split?                                 corresponding adjustment will be made to
                                       your stock-based award. For stock options and SARs, a corresponding adjustment will be made to the exercise price and/or number of shares available under any stock option and SAR grant in order to preserve the option's or SAR's economic value. For example, if there is a two-for-one stock split, the number of shares available under an option would double and the exercise price would be cut in half.

Is my stock-based award assignable     You may generally assign, transfer or
or transferable?                       sell any unrestricted stock you receive
                                       pursuant to an award. Shares of
                                       restricted stock can be assigned or
                                       transferred only to the extent allowed
                                       under your Award Agreement. Stock options and SARs generally cannot be assigned and are generally transferable only (1) if you die, and then only pursuant to your will or the laws of decent and distribution, or (2) pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or the Employee Retirement Income Security
                                       Act of 1974, as amended.

Does receiving a stock-based award      No. Your receipt of a stock-based award
from Speizman affect the terms of       grant will not affect your employment
my employment?                          status. In addition, the grant of a
                                        stock-based award is not a contract, nor does it guarantee future employment with Speizman or its related companies.

                               PLAN ADMINISTRATION
                           AND GENERAL PLAN PROVISIONS

Under what plan was my stock-based      Your stock-based award was granted under
award granted?                          the Speizman Industries, Inc. 2000
                                        Equity Compensation Plan. Speizman may
                                        not grant incentive stock options under
                                        the Plan after November 16, 2010.

Who administers the equity              The plan is administered by the Stock
compensation plan?                      Option Committee. The Stock Option
                                        Committee has broad authority to
                                        administer and interpret the plan,
                                        including the authority to determine who is eligible to receive a grant under the plan and what terms and conditions exist in each Award Agreement; to make any rules regarding exercise of options and SARs; and to make all other determinations necessary to administer the plan.

What is the total number of shares of   155,000 shares of Speizman's common
Speizman's common stock reserved for    stock have been reserved for issuance
grants under the Plan.                  pursuant to awards granted under the
                                        plan?

Are the shares registered?              The shares issuable pursuant to the plan
                                        are registered on a Form S-8 with the
                                        U.S. Securities and Exchange Commission
                                        ("SEC"), so, unless other restrictions
                                        on sale or transfer apply, they can be
                                        sold or transferred immediately
                                        according to the Securities Act of 1933.
                                        However, in any event, persons who at
                                        the time are "affiliates" of Speizman
                                        (as defined under SEC regulations) can
                                        resell the shares only according to
                                        Securities Act Rule 144 (but need not
                                        comply with the holding period provision of Rule 144) or another exemption from registration.

                                        The Chief Financial Officer will notify
                                        you if you are considered an affiliate
                                        of the company. Generally, "affiliates"
                                        are officers, directors or large
                                        shareholders. If you own an option and
                                        are an affiliate, you must notify the
                                        Chief Financial Officer of Speizman
                                        before you exercise your option.

Can the plan be amended or            Yes. The Board of Directors has the sole
terminated?                           right to amend and/or terminate the Plan.
                                      However, certain types of amendments may be made only with shareholder approval.
                                      Generally, no amendment or discontinuance of the Plan may adversely affect any stock-based award previously granted unless the holder of the award consents in writing. One example of an exception to this rule, however, is that in certain circumstances the Compensation Committee may treat an incentive stock option as a nonqualified stock option without the option holder's consent.

How can I receive information on      Speizman may periodically issue reports on
the status of my stock-based award    the status of your stock-based award. You
or obtain a copy of the plan?         also can obtain information and reports
                                      about the status of your stock-based award and the plan administrators by contacting your Chief Financial Officer at (704)
                                      559-5777, or by writing to:

                                      Speizman Industries, Inc.
                                      Attention: Chief Financial Officer
                                      701 Griffith Road
                                      Charlotte, North Carolina 28217

                                      Copies of the Plan are available upon
                                      request from Speizman's Chief Financial
                                      Officer.

How can I get more information about  The Company's common stock is traded on
Speizman's common stock?              the NASDAQ SmallCap Market under the
                                      ticker symbol SPZN. You may be able to
                                      find daily stock information in the NASDAQ listings in the newspapers. You can get additional information about Speizman's common stock from most brokers.

Is the Plan subject to ERISA?         The grant of a stock-based award is not
                                      subject to the provisions of the Employee
                                      Retirement Income Security Act of 1974
                                      (ERISA). In addition, the Plan is not
                                      intended to be a qualified pension,
                                      profit-sharing or stock bonus plan under
                                      Section 401(a) of the Internal Revenue
                                      Code.

                        OTHER INFORMATION ABOUT SPEIZMAN

What else should I know?    Speizman has filed a Registration Statement on Form
                            S-8 under the Securities Act of 1933, as amended
                            (the "Securities Act"), with the Securities and
                            Exchange Commission regarding the shares of Speizman's common stock issuable under the Plan.
                            This prospectus does not contain all the information included in the Registration Statement and its exhibits, nor does it fully describe all aspects of the Plan and related agreements. Consequently, the Plan and related agreements should be read together in their entirety.

                            Any person receiving a copy of this prospectus may obtain, without charge, a copy of any of the documents listed below, which are incorporated by reference into this prospectus.

                            . Speizman's Annual Report on Form 10-K filed on
                              September 29, 2000, which contains audited financial statements for Speizman's latest fiscal year for which such statements have been filed;

                            . All other reports filed by Speizman pursuant to
                              Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since the end of the fiscal year covered by the document referred to above; and

                            . The description of Speizman's common stock set
                              forth in Speizman's registration statement filed under Section 12 of the Exchange Act, together with any amendment or report filed by Speizman to update such description.

                            All reports and other documents subsequently filed with the SEC by the company pursuant to Sections 13(a) and (c), 14 and 15(d) of the Exchange Act before the filing of a post-effective amendment to the Registration Statement, which indicates that all securities offered thereunder have been sold, or which de-registers all such securities remaining unsold, are incorporated by reference and are part hereof from the date such reports and documents are filed.

                            Any person receiving a copy of this prospectus may also obtain, without charge, a copy of any of the following documents:

               . Any document prepared by Speizman to update the information included in this prospectus or incorporated herein by reference;

               .    Any document constituting a part of this prospectus;

               . Speizman's latest annual report to stockholders containing the information required by Rule 14a-3(b) under the Exchange Act for its latest fiscal year;

               . All reports, proxy statements and other communications distributed by Speizman to its stockholders generally; and

               . All other documents required to be delivered by Speizman pursuant to Rule 428(b) under the Securities Act.

               Copies of all documents referenced above may be obtained by contacting the Chief Financial Officer, Speizman Industries, Inc., 701 Griffith Road, Charlotte, North Carolina 28217, telephone: (704) 559-5777.